November 5, 1998


The following information replaces the section "EXCHANGE PRIVILEGE" beginning on page 11 of the prospectus.

EXCHANGE PRIVILEGE

Shares in the James Money Market Account and shares of any of the James Advantage Funds may be exchanged for each other. A sales load may be imposed (if applicable) equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

The following are the funds of the James Advantage Funds currently offered to the public.

                              James Advantage Funds

                             The Golden Rainbow Fund
                         The James Small Cap Value Fund
                          The James Market Neutral Fund

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Transfer Agent's records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Transfer Agent's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price if sales load is applicable) after receipt of request by the Transfer Agent.

Exchanges may be made only for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated upon 60 days' notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the funds of the James Advantage Funds and more information about exchanges among James Advantage Funds.







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